UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2016

BLUE LINE PROTECTION GROUP, INC.
 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-52942	20-5543728
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

1350 Independence St., 3rd Floor, Lakewood, CO 80215
(Address of principal executive offices)

(800) 844-5576
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.     Other Events.

On June 1, 2016, Blue Line Protection Group, Inc. (the “Company”) issued a press release containing a letter to Company shareholders. A copy of the press release containing the letter to shareholders is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.     Description

99.1                  Press Release issued by the Company on June 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Line Protection Group, Inc.

Dated: June 1, 2016	By:	/s/ Daniel L. Allen
Name: Daniel L. Allen
Title: Chief Executive Officer